EDWARDS LIFESCIENCES CORPORATION
Unaudited Consolidated Statements of Operations
(in millions, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2017	2016	2017	2016
Net sales	$888.5	$767.7	$3,435.3	$2,963.7
Cost of sales	235.3	213.2	875.3	797.4

Gross profit	653.2	554.5	2,560.0	2,166.3

Selling, general, and administrative expenses	266.7	233.6	984.7	904.7
Research and development expenses	146.6	114.9	552.6	442.2
Intellectual property litigation (income) expenses, net	(104.9)	4.8	(73.3)	32.6
Change in fair value of contingent consideration liabilities	2.6	—	(9.9)	1.1
Special charges, net	18.5	—	59.9	34.5
Interest expense, net	(1.0)	1.5	2.9	8.4
Other expenses (income), net	0.8	(0.7)	8.2	4.9

Income before provision for income taxes	323.9	200.4	1,034.9	737.9

Provision for income taxes	326.7	41.9	451.3	168.4

Net income (loss)	$(2.8)	$158.5	$583.6	$569.5

Earnings (loss) per share:
Basic	$(0.01)	$0.74	$2.77	$2.67
Diluted	$(0.01)	$0.73	$2.70	$2.61

Weighted-average common shares outstanding:
Basic	210.8	213.7	210.9	213.0
Diluted	215.4	217.9	215.9	217.8

Operating statistics
As a percentage of net sales:
Gross profit	73.5%	72.2%	74.5%	73.1%
Selling, general, and administrative expenses	30.0%	30.4%	28.7%	30.5%
Research and development expenses	16.5%	15.0%	16.1%	14.9%
Income before provision for income taxes	36.5%	26.1%	30.1%	24.9%
Net income	(0.3)%	20.6%	17.0%	19.2%

Effective tax rate	100.9%	20.9%	43.6%	22.8%

Note: Numbers may not calculate due to rounding.

EDWARDS LIFESCIENCES CORPORATION
Unaudited Balance Sheets
(in millions)

	December 31, 2017	December 31, 2016
ASSETS

Current assets
Cash and cash equivalents	$818.3	$930.1
Short-term investments	519.2	341.0
Accounts and other receivables, net	462.2	414.6
Inventories, net	554.9	396.6
Prepaid expenses	60.6	45.9
Other current assets	116.9	111.8
Total current assets	2,532.1	2,240.0

Long-term investments	567.0	532.1
Property, plant, and equipment, net	679.7	580.0
Goodwill	1,126.5	626.1
Other intangible assets, net	468.0	204.8
Deferred income taxes	213.6	203.8
Other assets	108.9	123.2

Total assets	$5,695.8	$4,510.0

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities
Accounts payable and accrued liabilities	$753.2	$532.5
Short-term debt	598.0	—
Contingent consideration liabilities	51.7	—
Total current liabilities	1,402.9	532.5

Long-term debt	438.4	822.3
Contingent consideration liabilities	192.6	31.6
Taxes payable	394.0	159.5
Uncertain tax positions	164.6	229.8
Other long-term liabilities	147.1	115.3

Stockholders’ equity
Common stock	212.0	242.6
Additional paid-in capital	1,166.9	1,167.8
Retained earnings	1,962.1	3,906.3
Accumulated other comprehensive loss	(132.7)	(198.4)
Treasury stock, at cost	(252.1)	(2,499.3)
Total stockholders’ equity	2,956.2	2,619.0

Total liabilities and stockholders’ equity	$5,695.8	$4,510.0

EDWARDS LIFESCIENCES CORPORATION
Non-GAAP Financial Information

To supplement the consolidated financial results prepared in accordance with Generally Accepted Accounting Principles (“GAAP”), the Company uses non-GAAP historical financial measures. Management makes adjustments to the GAAP measures for items (both charges and gains) that (a) do not reflect the core operational activities of the Company, (b) are commonly adjusted within the Company’s industry to enhance comparability of the Company’s financial results with those of its peer group, or (c) are inconsistent in amount or frequency between periods (albeit such items are monitored and controlled with equal diligence relative to core operations). The Company uses the term "adjusted sales" or “underlying growth rate” when referring to non-GAAP sales information, which excludes foreign exchange fluctuations, sales return reserves associated with transcatheter heart valve therapy ("THVT") product upgrades, and the positive impact of THVT stocking sales in Germany and the negative impact of de-stocking. The Company uses the term “adjusted” to also exclude intellectual property litigation income and expenses, amortization of intellectual property, fair value adjustments to contingent consideration liabilities arising from acquisitions, gains and losses from significant investments, impairments, litigation, the positive impact of THVT stocking sales in Germany and the negative impact of de-stocking, realignment expenses, sales return reserves and related costs associated with THVT product upgrades, charitable contributions to the Edwards Lifesciences Foundation, business development transactions, and the impact from implementation of tax law changes. Fluctuations in exchange rates impact the comparative results and sales growth rates of the Company's underlying business. Management believes that excluding the impact of foreign exchange rate fluctuations from its sales growth provides investors a more useful comparison to historical financial results. The impact of foreign exchange rate fluctuations has been detailed in the "Reconciliation of Sales by Product Group and Region."

Guidance for sales and sales growth rates is provided on an "underlying basis," and projections for diluted earnings per share, net income and growth, gross profit margin, taxes, and free cash flow are also provided on a non-GAAP basis as adjusted for the items identified below due to the inherent difficulty in forecasting such items. The Company is not able to provide a reconciliation of the non-GAAP guidance to comparable GAAP measures due to the unknown effect, timing, and potential significance of special charges or gains, and management's inability to forecast charges associated with future transactions and initiatives.

Management considers free cash flow to be a liquidity measure which provides useful information to management and investors about the amount of cash generated by business operations, after deducting payments for capital expenditures, which can then be used for strategic opportunities or other business purposes including, among others, investing in the Company's business, making strategic acquisitions, strengthening the balance sheet, and repurchasing stock.

Management uses non-GAAP financial measures internally for strategic decision making, forecasting future results, and evaluating current performance. These non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP and reflect an additional way of viewing aspects of the Company's operations by investors that, when viewed with its GAAP results, provide a more complete understanding of factors and trends affecting the Company's business and facilitate comparability to historical periods.

Non-GAAP financial measures are not prepared in accordance with GAAP; therefore, the information is not necessarily comparable to other companies and should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. A reconciliation of non-GAAP historical financial measures to the most comparable GAAP measure is provided in the tables below.

The items described below are adjustments to the GAAP financial results in the reconciliations that follow:

Intellectual Property Litigation (Income) Expenses, net - In the fourth quarter of 2017, the Company recorded a $112.5 million gain for a litigation payment related to the theft of trade secrets. The Company incurred intellectual property litigation expenses of $10.2 million and $12.2 million in the first quarter of 2017 and 2016, respectively, $7.7 million and $9.1 million in the second quarter of 2017 and 2016, respectively, $13.7 million and $6.5 million in the third quarter of 2017 and 2016, respectively, and $7.6 million and $4.8 million in the fourth quarter of 2017 and 2016, respectively.

Charitable Foundation Contribution - The Company recorded a $25.0 million charge in the fourth quarter of 2017 for a charitable contribution to the Edwards Lifesciences Foundation.

THVT Germany Stocking Sales - In the first quarter of 2017, the Company recorded $61.8 million in net stocking sales ($48.0 million, net of related costs) to customers in Germany, as these customers elected to purchase additional inventory in anticipation of a potential supply interruption resulting from recent intellectual property litigation. In the second, third and fourth quarters of 2017, these customers consumed on a net basis $22.5 million ($17.9 million, net of related costs), $17.0 million ($13.3 million, net of related costs) and $20.9 million ($16.3 million, net of related costs), respectively, of their stocking inventory.

Investment Gain - In the fourth quarter of 2017, in connection with the acquisition of Harpoon Medical, Inc., the Company remeasured its previously held ownership interest to fair market value and recognized a gain of $6.5 million.

Change in Fair Value of Contingent Consideration Liabilities - The Company recorded expenses related to changes in the fair value of its contingent consideration liabilities arising from acquisitions of $1.1 million and $0.6 million in the first quarter of 2017 and 2016, respectively, $3.1 million and $0.4 million in the second quarter of 2017 and 2016, respectively, a gain of $16.7 million and expenses of $0.1 million in the third quarter of 2017 and 2016, and expenses of $2.6 million in the fourth quarter of 2017.

Amortization of Intellectual Property - The Company recorded amortization expense related to intellectual property of $2.1 million and $1.7 million in the first quarter of 2017 and 2016, respectively, $2.0 million and $1.9 million in the second quarter of 2017 and 2016, respectively, $2.1 million and $2.0 million in the third quarter of 2017 and 2016, respectively, and $1.6 million and $1.9 million in the fourth quarter of 2017 and 2016, respectively.

Impairment of Long-lived Assets - The Company recorded a $31.2 million charge in the second quarter of 2017 related to the other-than-temporary impairment of one of its cost method investments and an associated long-term asset related to the Company's option to acquire this investee.

Realignment Expenses - The Company recorded a $10.2 million charge in the third quarter of 2017 related to severance expenses and other costs associated with the planned closure of its manufacturing plant in Switzerland.

Purchased In-process Research and Development ("IPR&D") - The Company recorded a $34.5 million charge in the second quarter of 2016 related to the acquisition of technology for use in its transcatheter heart valve programs.

THVT Sales Return Reserve and Related Costs - In the first quarter of 2016, the Company recorded a $1.7 million reversal of its sales return reserve ($1.5 million, net of related costs) upon delivery of the next-generation THVT products in the United States.   In addition, in the first quarter of 2016, the Company recorded inventory reserves of $1.6 million related to estimated excess THVT inventory expected upon introduction of next-generation THVT products in Japan.

Provision for Income Taxes - During the fourth quarter of 2017, the Company recorded a $262.0 million tax expense related to the implementation of U.S. tax law changes and a $12.9 million tax benefit related to a tax audit settlement. The income tax impact of the expenses and gains discussed above is based upon the forecasted items' effect upon the Company's full year effective tax rate. Adjustments to forecasted items unrelated to these expenses and gains, as well as impacts related to interim reporting, will have an effect on the income tax impact of these items in subsequent periods.

Adjusted Free Cash Flow - The Company defines free cash flow as cash flows from operating activities less capital expenditures. During 2017, the Company also excluded from its calculation of free cash flow a receipt of a litigation payment and the amount of an escrow deposit related to the purchase of a building.

EDWARDS LIFESCIENCES CORPORATION
Unaudited Reconciliation of GAAP to Non-GAAP Financial Information
(in millions, except per share and percentage data)

RECONCILIATION OF GAAP TO ADJUSTED NET INCOME

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2017	2016	2017	2016
GAAP Net Income (Loss)	$(2.8)	$158.5	$583.6	$569.5
Growth Rate %	(101.8)%		2.5%

Non-GAAP adjustments: (A)
Intellectual property litigation (income) expenses, net	(104.9)	4.8	(73.3)	32.6
Charitable foundation contribution	25.0	—	25.0	—
THVT Germany stocking sales	16.3	—	(0.5)	—
Investment gain	(6.5)	—	(6.5)	—
Change in fair value of contingent consideration liabilities	2.6	—	(9.9)	1.1
Amortization of intellectual property	1.6	1.9	7.8	7.5
Impairment of long-lived assets	—	—	31.2	—
Realignment expenses	—	—	10.2	—
Purchased IPR&D	—	—	—	34.5
THVT sales return reserve and related costs	—	—	—	0.1

Provision for income taxes
Impact of U.S. tax legislation	262.0	—	262.0	—
Tax audit settlement	(12.9)	—	(12.9)	—
Tax effect on reconciling items (B)	23.9	(3.6)	3.0	(14.2)
Ongoing tax impact of non-fourth quarter items	(1.2)	2.0	—	—
Adjusted Net Income	$203.1	$163.6	$819.7	$631.1
Growth Rate %	24.1%		29.9%

RECONCILIATION OF GAAP TO ADJUSTED DILUTED EARNINGS PER SHARE

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2017	2016	2017	2016
GAAP Diluted Earnings (Loss) Per Share	$(0.01)	$0.73	$2.70	$2.61
Growth Rate %	(101.4)%		3.4%

Non-GAAP adjustments: (A), (C)
Intellectual property litigation (income) expenses, net	(0.31)	0.01	(0.21)	0.10
Charitable foundation contribution	0.07	—	0.07	—
THVT Germany stocking sales	0.06	—	—	—
Investment gain	(0.03)		(0.03)
Change in fair value of contingent consideration liabilities	0.01	—	(0.05)	0.01
Amortization of intellectual property	—	—	0.03	0.02
Impairment of long-lived assets	—	—	0.09	—
Realignment expenses	—	—	0.04	—
Purchased IPR&D	—	—	—	0.16

Provision for income taxes
Impact of U.S. tax legislation	1.22		1.22
Tax audit settlement	(0.06)		(0.06)
Ongoing tax impact of non-fourth quarter items	(0.01)	0.01	—	—
Adjusted Diluted Earnings Per Share	$0.94	$0.75	$3.80	$2.90
Growth Rate %	25.3%		31.0%

Note: Numbers may not calculate due to rounding.

(A)	See description of non-GAAP adjustments on the "Non-GAAP Financial Information" page.

(B)
The tax effect on non-GAAP adjustments is calculated based upon the impact of the relevant tax jurisdictions’ statutory tax rates on the Company’s estimated annual effective tax rate, or discrete rate in the quarter, as applicable. The tax effect on the THVT Germany stocking sales adjustment is calculated using the global effective tax rate.

(C)
All amounts are tax effected, calculated based upon the impact of the relevant tax jurisdictions’ statutory tax rates on the Company’s estimated annual effective tax rate, or discrete rate in the quarter, as applicable.

THVT UNDERLYING SALES GROWTH OUTSIDE THE UNITED STATES

	Three Months Ended December 31,
	2017	2016
GAAP THVT Sales Outside the United States	$192.6	$164.8
Adjustment for THVT Germany stocking sales	20.9	—
Foreign exchange impact	—	10.7
THVT Underlying Sales Outside the United States	$213.5	$175.5
Underlying Growth Rate %	21.7%

RECONCILIATION OF GAAP TO NON-GAAP TAX RATE

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2017	2016	2017	2016
GAAP Tax Rate	100.9%	20.9%	43.6%	22.8%

Non-GAAP adjustments: (A)
Intellectual property litigation (income) expenses, net	46.5	0.6	0.5	0.5
Charitable foundation contribution	(6.7)	—	(0.1)	—
THVT Germany stocking sales	(5.7)	—	—	—
Investment gain	3.1	—	0.3	—
Change in fair value of contingent consideration liabilities	(1.0)	—	0.4	—
Amortization of intellectual property	(0.4)	0.2	(0.1)	0.1
Impairment of long-lived assets	—	—	(0.2)	—
Realignment expenses	—	—	(0.3)	—
Purchased IPR&D	—	—	—	(1.0)
Impact of U.S. tax legislation	(121.9)	—	(25.8)	—
Tax audit settlement	5.9	—	1.3	—
Ongoing tax impact of non-fourth quarter items	0.6	(0.7)	—	—
Non-GAAP Tax Rate	21.3%	21.0%	19.6%	22.4%

(A)	See description of non-GAAP adjustments on the "Non-GAAP Financial Information" page.

RECONCILIATION OF GAAP OPERATING CASH FLOW TO ADJUSTED FREE CASH FLOW

	2017
	Three Months Ended December 31,	Year Ended December 31,
Net cash provided by operating activities	$363.9	$1,000.7
Capital expenditures	(51.9)	(168.1)
Deposit of cash in escrow	(25.0)	(25.0)
Litigation settlement	(112.5)	(112.5)
Adjusted Free Cash Flow (A)	$174.5	$695.1
Note: Numbers may not calculate due to rounding.

(A)	See description of “Adjusted Free Cash Flow” on the Non-GAAP Financial Information page.

EDWARDS LIFESCIENCES CORPORATION
Unaudited Reconciliation of GAAP to Non-GAAP Financial Information
($ in millions)

RECONCILIATION OF SALES BY PRODUCT GROUP AND REGION

					2017 Adjusted		2016 Adjusted
Sales by Product Group (QTD)	4Q 2017	4Q 2016	Change	GAAP Growth Rate*	Germany Stocking	4Q 2017 Adjusted Sales	Sales Return Reserve	FX Impact	4Q 2016 Adjusted Sales	Underlying Growth Rate *
Transcatheter Heart Valve Therapy	$519.3	$432.0	$87.3	20.2%	$20.9	$540.2	$—	$10.7	$442.7	22.0%
Surgical Heart Valve Therapy	204.9	189.4	15.5	8.2%	—	204.9	—	4.5	193.9	5.7%
Critical Care	164.3	146.3	18.0	12.3%	—	164.3	—	1.9	148.2	10.9%
Total	$888.5	$767.7	$120.8	15.7%	$20.9	$909.4	$—	$17.1	$784.8	15.9%

					2017 Adjusted		2016 Adjusted
Sales by Product Group (YTD)	YTD 4Q 2017	YTD 4Q 2016	Change	GAAP Growth Rate*	Germany Stocking	YTD 4Q 2017 Adjusted Sales	Sales Return Reserve	FX Impact	YTD 4Q 2016 Adjusted Sales	Underlying Growth Rate *
Transcatheter Heart Valve Therapy	$2,027.2	$1,628.5	$398.7	24.5%	$(1.4)	$2,025.8	$(1.7)	$5.2	$1,632.0	24.1%
Surgical Heart Valve Therapy	807.1	774.9	32.2	4.2%	—	807.1	—	0.8	775.7	4.0%
Critical Care	601.0	560.3	40.7	7.3%	—	601.0	—	(1.0)	559.3	7.5%
Total	$3,435.3	$2,963.7	$471.6	15.9%	$(1.4)	$3,433.9	$(1.7)	$5.0	$2,967.0	15.7%

					2017 Adjusted		2016 Adjusted
Sales by Region (QTD)	4Q 2017	4Q 2016	Change	GAAP Growth Rate*	Germany Stocking	4Q 2017 Adjusted Sales	Sales Return Reserve	FX Impact	4Q 2016 Adjusted Sales	Underlying Growth Rate *
United States	$493.7	$421.5	$72.2	17.2%	$—	$493.7	$—	$—	$421.5	17.1%
Europe	204.0	184.6	19.4	10.4%	20.9	224.9	—	17.1	201.7	11.5%
Japan	97.3	83.0	14.3	17.3%	—	97.3	—	(2.0)	81.0	20.1%
Rest of World	93.5	78.6	14.9	18.9%	—	93.5	—	2.0	80.6	16.0%
International	394.8	346.2	48.6	14.0%	20.9	415.7	—	17.1	363.3	14.4%
Total	$888.5	$767.7	$120.8	15.7%	$20.9	$909.4	$—	$17.1	$784.8	15.9%

					2017 Adjusted		2016 Adjusted
Sales by Region (YTD)	YTD 4Q 2017	YTD 4Q 2016	Change	GAAP Growth Rate*	Germany Stocking	YTD 4Q 2017 Adjusted Sales	Sales Return Reserve	FX Impact	YTD 4Q 2016 Adjusted Sales	Underlying Growth Rate *
United States	$1,907.6	$1,615.7	$291.9	18.1%	$—	$1,907.6	$(1.7)	$—	$1,614.0	18.2%
Europe	831.0	749.0	82.0	10.9%	(1.4)	829.6	—	10.2	759.2	9.3%
Japan	350.3	309.3	41.0	13.3%	—	350.3	—	(9.5)	299.8	16.8%
Rest of World	346.4	289.7	56.7	19.5%	—	346.4	—	4.3	294.0	17.8%
International	1,527.7	1,348.0	179.7	13.3%	(1.4)	1,526.3	—	5.0	1,353.0	12.8%
Total	$3,435.3	$2,963.7	$471.6	15.9%	$(1.4)	$3,433.9	$(1.7)	$5.0	$2,967.0	15.7%

* Numbers may not calculate due to rounding.